Exhibit 99.1

LIPOCINE®

ENHANCING HEALTH

CORPORATE PRESENTATION

September 2021

Enabling Oral Drug Delivery to Improve Patient Compliance



Forward-Looking Statements

This presentation contains forward-looking statements about Lipocine Inc. (the "Company"). These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company's products and product candidates, FDA's approval of TLANDO®, the expected timing of Phase 3 trials for TLANDO® XR and LPCN 1107 and Phase 2 studies for LPCN 1144, LPCN 1148 and LPCN 1154, clinical and regulatory processes and objectives, potential benefits of the Company's product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties. Actual results may differ materially from the forward-looking statements discussed in this presentation.

Accordingly, the Company cautions investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, this presentation. Several factors may affect the initiation and completion of clinical trials and studies, the potential advantages of the Company's product candidates and the Company's capital needs. The forward-looking statements contained in this presentation are qualified by the detailed discussion of risks and uncertainties set forth in the Company's annual report on Form 10-K and other periodic reports filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company's website at www.lipocine.com or on the SEC website at www.sec.gov. The forward-looking statements contained in this document represent the Company's estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this presentation as a result of new information, future events or changes in the Company's expectations.

Clinical Stage Biopharmaceutical Company

Innovative Product Candidates for Metabolic and Endocrine Disorders

	PRODUCT *(Indication)*	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	NDA
TRT	**TLANDO®** *(Oral Testosterone for Testosterone Replacement Therapy)*					Final Approval Eligibility March 28, 2022
TRT	**TLANDO® XR** *(Long-Acting Oral Testosterone for Testosterone Replacement Therapy)*				Next Step: Food Effect Study	
Liver Disease	**LPCN 1144** *(Oral Testosterone for Non-Cirrhotic NASH)*				Next Step: FDA meeting for Path Forward	
Liver Disease	**LPCN 1148** *(Oral Testosterone for Cirrhosis Management)*			Next Step: Phase 2 Clinical Study Dosing		
Women's Health	**LPCN 1154** *(Oral Neurosteroid for Depression Disorder)*			Next Step: PK Study Results		
Women's Health	**LPCN 1107** *(Oral HPC for Prevention of PTB)*				Next Step: Food Effect Study	

LIPOCINE
ENHANCING HEALTH

TLANDO®

The Convenient Oral TRT
without Titration Requirement

TLANDO ® XR

Once Daily Oral TRT



Hypogonadism Affects Approximately 20 Million Men

TLANDO Franchise has the Potential to Drive Market Expansion

Hypogonadism Under Treatment in US

Close to **6M** men with diagnosed hypogonadism[3]

2M men being treated[4]



Diagnosed Untreated 19%
Treated 11%
Undiagnosed Hypogonadism 70%
67%
Treatment-experienced
33%
Treatment-naïve5

1. US Census data. http://www.infoplease.com/us/census/data/demographic.html. 2. Mulligan T, et al. *Int J Clin Pract.* 2006 Jul;60(7):762-9. 3. Araujo, et al. *J Clin Endo* Metabol 2007. 92(11):4241-7. 4. Symphony Healthcare 2014 for FDA Advisory Meeting. 5. IMS Health Sept 2015.

TLANDO®: Target Market Strategy

Overview

Brand Differentiation	TLANDO Drivers	Target Patient
• Compelling clinical profile • Superior dosing regimen	• Drive naïve & switch patient starts for TLANDO® based on its clinical profile and ease-of-use • Differentiate TLANDO® from competition, with a focus on topical gels	• Naïve patients who are needle-phobic and prefer the convenience of an oral agent • Existing patients who are using topical gels but are frustrated with the application hassle and risk of transference

TLANDO® Market Potential

Attributes Particularly Attractive for Topical Switch, and Treatment Naive Patients

Overall TRT Market



2018
2019
2020
Monthly TRx (000s)
725
700
675
650
625
600
575
550
525
500
475
450
425
400
375
350
Feb 18
Apr 18
Jun 18
Aug 18
Oct 18
Dec 18
Feb 19
Apr 19
Jun 19
Aug 19
Oct 19
Dec 19
Feb 20
Apr 20
Jun 20
Aug 20
Oct 20
Dec 20

~7.6M 2020 TRx

Topical Segment

- ~24% of TRT market
- ~1.8M 2020 TRx

85% of Physicians

Have a strong interest in an oral

Naïve Patient Segment

- 33% of ~2M patients
- ~660K annually

94% of TRT Patients

Likelihood to ask their Doctor about TLANDO™

LIPOCINE ENHANCING HEALTH

Source: Sources: IQVIA database,. Antares Investor Presentation June 2021, and Lipocine Market Research

TLANDO® Attributes*

Convenient Oral Route

- No inadvertent transference or pulmonary oil micro embolism risks
- Single strength and dose

TRT without titration requirement

- Enables selection of an effective dose at the start of therapy without delay
- No "efficacy gap" upon switching from other TRTs
- No additional pharmacy and clinic copays to reach efficacious dose
- No dose adjustment clinic and pharmacy visits
- No dose adjustment invasive samplings
- No titration decision errors

Bioequivalent exposure in low/med/high fat food

Not known to produce hepatic adverse events associated with 17-methylated testosterone

*Pending final approval



Physician Research: Physicians View No Titration Product as Positive

- Cited "easy/less titration" as an important advantage of TLANDO®
- Finding the adequate TRT dose through titration is burdensome for physicians and patients

TLANDO XR: An Innovative Opportunity

Next Generation TRT Option

- TLANDO XR is positioned to be the first oral once a day product
- TLANDO XR is clinically differentiated from other orals
- Patients and physicians prefer once a day oral testosterone
- Strong IP (new molecule & proprietary drug delivery technology)
- Positive Phase 2b study results

LPCN 1144
for Non-Cirrhotic NASH

Currently No Approved Treatment



LPCN 1144: *LiFT (Liver Fat Intervention with oral Testosterone)**†

Phase 2 Paired Biopsy Study in Men with NASH (NCT04134091)

Study Design

- Biopsy confirmed male NASH subjects with F1-F3 Three-arm, blinded, placebo-controlled
  - 1:1:1 randomization
    - Treatment A: 142 mg eq. T twice daily
    - Treatment B: 142 mg eq. T + 238 mg d-alpha tocopherol twice daily
    - Placebo: twice daily
- Treatment duration of 36 weeks

Primary Endpoint:

- ✓ Change in hepatic fat fraction via MRI-PDFF (W12)

Key Secondary Endpoints:

- Change in NASH activity and fibrosis via liver biopsy scoring (W36)
- Change in body composition, liver injury markers

Analysis Sets:

- Safety Set: All randomized subjects (ITT)
- Biopsy Set: All subjects with baseline and EOS biopsies
- NASH Resolution Set: Biopsy set with NAS ≥ 4 and at least 1 point in both inflammation and ballooning


SCREENING
TREATMENT: 36 WEEKS
FOLLOW-UP: 2 Weeks
MRI-PDFF,
DXA, Biopsy
Dose Start
MRI-PDFF (W12)
DXA (W20)
Biopsy
DXA (W36)
End of Study/Start of OLE**

* Website: www.lift-study.com
** Open Label Extension Study (36 weeks)
† Study was not powered to show statistical significance of secondary endpoints

Key Clinical Endpoint Results from *LiFT* Study

Met NASH Resolution Histology Endpoint and Fat Reductions

- **NASH Resolution with No Worsening of Fibrosis[1], NASH CRN Scoring**

	Responders[2], n (%)
Placebo (N = 11)	0 (0%)
Treatment A (N = 13)	6 (46%)*
Treatment B (N = 13)	9 (69%)***

* p < 0.05; *** p < 0.001 vs placebo

1 NASH Resolution Set includes those subjects with baseline and EOS biopsy and with NASH at baseline (NAS ≥ 4 with lobular inflammation score ≥ 1 and hepatocyte ballooning score ≥1) per FDA Phase 3 guidance

2 NASH resolution is defined per FDA guidance as lobular inflammation score = 0 or 1 and hepatocyte ballooning score = 0

- **Liver Fat Reduction at Week 12 (MRI-PDFF)**



Placebo (N=19)
Treatment A (N=18)
Treatment B (N=19)
0.0
-2.0
-4.0
-6.0
-8.0
-10.0
Absolute Change (%)
-1.54
-7.68
-9.17
p < 0.0001
p < 0.0001
NS

All Subjects: ITT Dataset, n = 56, missing data imputed using multiple imputation
NS = Not Statistically Significant

LIPOCINE
ENHANCING HEALTH

Comparison† with Other Oral Drug Candidates

NASH Resolution and Liver Fat Reduction

NASH Resolution with No Worsening of Fibrosis

Absolute Changes in Liver Fat from Baseline



Placebo
Dose/Treatment 1
Dose/Treatment 2
* p < 0.05, *** p < 0.001 vs placebo
% of Subjects
80%
70%
60%
50%
40%
30%
20%
10%
0%
0%
46%
*
69%
***
36Wk
8%
11%
ns
12%
ns
18Mn
8%
19%
ns
26%
ns
52Wk
6%
25%
*
36Wk
19%
33%
*
45%
***
24Wk
5%
8%
ns
17%
ns
52Wk
Candidate (Trial)
LPCN 1144 (NCT04134091)
Obeticholic Acid (NCT02548351) (NCT01265498)
Seladelpar (NCT03551522)
Resmetirom (NCT02912260) $
Lanifibranor (NCT03008070)
Aramchol (NCT02279524)
Placebo-adjusted Absolute % Changes
2
0
-2
-4
-6
-8
-10
-6%
-8%
-3%
2%
-4%
Not Reported
-3%
Numbers provided for other candidates are the highest treatment effect reported among multiple the treatment groups

† Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations. No head-to-head clinical trials have been conducted. $ Reduction 2-point on NAS or resolution of NASH without worsening of fibrosis with at least a 2-pt reduction in NAS

Reference: Obeticholic acid (Younossi et al, Lancet 2019), Seladelpar (Cymabay, Apr 2021 Corp deck), Resmetirom (Harrison et al, Lancet 2019; Madrigal, June 2019 Corp deck), Lanifibranor (Inventiva, Jul 2021 Corp deck); Aramchol (Raymond James Life Sciences and MedTech Conference 2019)

Other Non-Histology Marker Results from *LiFT* Study

Key Liver Enzyme# Reductions and Body Composition Changes

Mean Baseline

	ALT (U/L)	AST (U/L)
Placebo (N=19)	49.0	35.4
Treatment A (N=18)	53.9	32.4
Treatment B (N=19)	51.5	31.9

- **Liver Injury Marker Reduction**


ALT (U/L) Changes
Placebo
Treatment A
Treatment B
10
5
0
-5
-10
-15
-20
-25
-30
0
4
8
12
16
20
24
28
32
36
40
Time (week)
AST (U/L) Changes
6
4
2
0
-2
-4
-6
-8
-10
-12
-14
Time (week)

Safety Set with all available data, # ALT: alanine aminotransferase; AST: aspartate aminotransferase

* p < 0.05; ** p < 0.01; *** p < 0.001 vs placebo

- **Positive Effects on Body Composition†**

Relative Change in Appendicular Lean Mass


Placebo (N=14)
Treatment A (N=13)
Treatment B (N=13)
Relative Change (%)
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
-2.0
-1.42
2.75
1.9

Relative Change in Whole Body Fat Mass


Placebo (N=14)
Treatment A (N=13)
Treatment B (N=13)
Relative Change (%)
4.0
0.0
-4.0
-8.0
1.78
-3.68
-7.33

† All available data at Week 36 (Last Observation Carry Forward ("LOCF"))

LIPOCINE®
ENHANCING HEALTH

Safety Overview of LPCN 1144 Through Week 36

Well-Tolerated with an Overall Safety Profile Comparable to Placebo

- Frequency and severity of TEAEs in both treatment arms were comparable to placebo
- Discontinuance of study drug due to TEAEs: 4 subjects in placebo and 1 subject in treatment arms
- Cardiovascular events were balanced among groups
- No reported cases of hepatocellular carcinoma or Drug Induced Liver Injury ("DILI")
- Weight change from baseline was comparable among groups
- Changes in lipids comparable to placebo

AEs of Interest, n (%)	Placebo (N = 19)	Treatment A (N = 18)	Treatment B (N = 18)
Diarrhea	2 (10.5%)	1 (5.6%)	0 (0%)
Nausea	1 (5.3%)	1 (5.6%)	0 (0%)
Vomiting	none	none	none
Peripheral Edema	2 (10.5%)	1 (5.6%)	1 (5.3%)
BPH	1 (5.3%)	0 (0%)	0 (0%)
PSA Increased	0 (0%)	1 (5.6%)	0 (0%)
Hypertension†	1 (5.3%)	3 (17%)	0 (0%)
Pruritus	1 (5.3%)	1 (5.6%)	0 (0%)

LIPOCINE® ENHANCING HEALTH

BPH = Benign prostatic hyperplasia; PSA = Prostate-Specific Antigen; † New or worsening hypertension

LiFT Results Support LPCN 1144 Development for FDA Approval

Met the Primary and Key Secondary Endpoints with Statistical Significance

01

Statistically significant reduction in liver fat was observed compared to placebo

02

Met with statistical significance the pre-specified histology based regulatory endpoint of NASH resolution with no worsening of fibrosis

03

Changes in key liver enzymes and body composition support beneficial treatment effects

04

Well-tolerated with an overall safety profile comparable to placebo

LIPOCINE ENHANCING HEALTH

LPCN 1148

for the Management of Liver Cirrhosis (an End Stage Disease)



Liver Cirrhosis in US

Challenges and Opportunities

- Over 2 million cases[1]
- Over 500k living with decompensated cirrhosis[2]
- 62% males on the liver transplant (LT) waitlist[3]
- High (~$812,500/Transplant) economic burden[4]
- 40-70% of cirrhotic men have sarcopenia[5,6]
- Pronounced catabolism in addition to a down-regulation of normal anabolic activity

LIPOCINE® ENHANCING HEALTH

1. Moon, Clin Gas and Hep, 2019
2. GBD 2017 Cirrhosis Collaboration, Lancet, 2021
3. Sarkar et al. J Hepatol. 2015
4. Bentley & Phillips, Milliman Research Report 2017
5. Sinclair, Ailment Pharmacol Ther, 2016
6. Lai, Am J Transplant, 2014

Sarcopenia in Liver Cirrhosis

Progressive Drop in Testosterone Worsens Sarcopenia

A two-fold increase in waitlist mortality/decreased survival

Increased risk of hospitalization/prolonged hospitalization

Hepatic encephalopathy is the most potent risk factor

Hepatic decompensation

Significantly higher risk of hepatic encephalopathy

Poor post-transplant outcomes

Potentially lower survival rate and higher medical cost

Progressive muscle wasting

Muscle plays a significant compensatory role in detoxifying ammonia

Malnutrition

Compromised proteostasis with hyperammonemia complication

References: Paternostro et al, Hepatol Res 2019 . Kim and J.W. Jang, World Journal of Gastroenterology, 2015; Sinclair et al., Journal of Gastroenterology and Hepatology (Australia), 2016; Moctezuma-Velazquez et al., Clinical Nutrition, 2018.; Sinclair et al., World Journal of Gastroenterology, 2017. Montano-Loza et al., Clinical and Translational Gastroenterology, 2015; Lai, J.C., et al., Hepatology, 2017; Englesbe et al., J Am Coll Surg, 2010.

LPCN 1148 for Management of Cirrhosis

Targeting Unmet Need in Cirrhosis

Event free survival/Improve quality of life for transplant patients

- Pre, Post, and the others who opt out or are denied a place on the waitlist

Improvement of post transplant outcomes/costs

- Decreased hospital readmissions
- Shorter length of hospitalization

Improvement in body composition and/or preventing further deterioration may reduce decompensation events

LPCN 1148: Proof of Concept Study

Phase 2, Multicenter, Double-Blinded, Placebo-Controlled Study*

Study Design

- Male subjects with cirrhosis of the liver and sarcopenia
- Two-arm (1:1 randomization)
  - Oral LPCN 1148 or Placebo
- To evaluate the efficacy, safety, and tolerability

Endpoints:

- **Primary:** Change in Skeletal Muscle Index at Week 24
- **Key Secondary:**
  - Change from baseline in Liver Frailty Index
  - Change in number of waitlist events
  - Rates of breakthrough hepatic encephalopathy


SCREENING
TREATMENT: 52 WEEKS
LPCN 1148
Placebo
LPCN 1148
Medical History
Labs
Imaging
Randomize
24-Week Analysis
52-Week Analysis

*NCT04874350

LPCN 1154

Oral Neuro-Steroid for Postpartum Depression



Postpartum Depression (PPD)

A Major Depressive Episode Within Weeks of Delivery



~ 1 in 7 women suffer from PPD after giving birth



Only 50% (~400,000) of patients are currently diagnosed and treated in US



Negative impact on maternal and infant outcomes



Negative impact on spouse

https://www.postpartumdepression.org/resources/statistics/
Evins GG et al. Am J Obstet Gynecol. 2000;182(5):1080-1082
Moore Simas et al. Curr Med Res and Opin. 2018; 35(3):383-393
Goodman J. J Adv Nurs. 2004;45(1):26-35.

LPCN 1154 – Potential Oral Alternative for Post Partum Depression

Overcome Limitations of the Current Injectable Treatment

✓No hospitalization requirement

✓No facility REMS requirements

✓Opportunity to provide options for all women

- Lower cost, easier access, and no hospital logistics issues

✓Provide the required level of privacy for the mother

✓No bonding/breast feeding interruptions due to hospitalized infusion

LPCN 1154 : Clinical Status

Proof of Concept Clinical Studies

Received IND clearance for Phase 2 study

- **PK study**

  Objective: Dose proportionality

- **Phase 2 – Pilot POC Study**

  Objective: Safety and efficacy in PPD patients

  Projected 1st patient dosed 4Q 2021

LIPOCINE
ENHANCING HEALTH

Upcoming Milestones

Near Term Value Drivers

	Event	Expected Timing
LPCN 1148	First Patient Dosed	4Q 2021
LPCN 1154	First Patient Dosed in Pilot Study	4Q 2021
LPCN 1144	FDA Meeting Open Label Extension Results	4Q 2021/1Q 2022 Mid 2022
TLANDO®	Final FDA Approval	March 2022

LIPOCINE®
ENHANCING HEALTH

Key Financial Metrics

Stock Price, Market Cap, Cash Balance

Ticker Symbol	**LPCN**
Closing Stock Price (9/8/21)	**$1.22/share**
Cash Balance (6/30/21)	**$46.6 million**
Bank Debt (6/30/21)	**$4.0 million**

Appendix



Oral NASH Drug Candidates

Non-Histological Efficacy Comparison†

		LPCN 1144 (Treatment B)	Obeticholic acid (25mg QD)	Seladelpar (50mg QD)	Resmetirom (80±20mg QD)	Lanifibranor (1200mg QD)	Aramchol (600mg QD)
Liver Fat	BL	21%	N/A	21%	20%	N/A	-0.1%*
	Absolute CBL	-9 %		-3 %	-7 %		-3.2%*
	Relative CBL	-47 %		-13 %	-33 %		N/A
ALT	BL	52 U/L	82 U/L	68 U/L	50 U/L	64 U/L	56 U/L
	Absolute CBL	-23 U/L	-38 U/L	-25 U/L	-15 U/L	-26 U/L	~-13 U/L
	Relative CBL	44%	46%	37%	30%	41%	~-23%
AST	BL	32 U/L	58 U/L	46 U/L	35 U/L	44 U/L	N/A
	Absolute CBL	-12 U/L	-27 U/L	-8 U/L	-7 U/L	-18 U/L	~-10 U/L
	Relative CBL	38%	47%	17%	20%	41%	N/A

† Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations. No head-to-head clinical trials have been conducted.
All numbers were the maximum value among the treatment groups
BL = Baseline Level; CBL Change from baseline level

LIPOCINE®
ENHANCING HEALTH

Reference: Obeticholic acid (Younossi et al, Lancet 2019), Seladelpar (Cymabay, Apr 2021 Corp deck), Resmetirom (Harrison et al, Lancet 2019; Madrigal, June 2019 Corp deck), Lanifibranor (Inventiva, Jul 2021 Corp deck) Aramchol (Ratziu et al, AASLD Late Breaking 2018)